SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 3, 2009

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 3, 2009, the Board of Directors of the Company approved an amendment to Article II, Section 2 of the Company's By-laws to decrease the number of directors from thirteen (13) to twelve (12) effective April 28, 2009. Our By-laws currently provide that a director must retire effective as of the annual meeting of shareholders following his or her 72nd birthday; therefore, the Board approved this change to the By-laws as a result of Dr. Gunter Blobel’s anticipated retirement as a director as of the date of our next annual meeting of shareholders, April 28, 2009.

The Amended and Restated By-laws of the Company reflecting that amendment are filed with this report as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Document

3.1	By-laws of International Flavors & Fragrances Inc., as amended and restated effective as of April 28, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS &

FRAGRANCES INC.

Dated:	February 9, 2009	By:	/s/ Richard A. O'Leary
Name: Richard A O'Leary
Title: Vice President, Corporate Development and Interim Chief Financial Officer

EXHIBITS INDEX

Exhibit No.	Document

3.1	By-laws of International Flavors & Fragrances Inc., as amended and restated effective as of April 28, 2009